UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

Parsons Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-07782	95-3232481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14291 Park Meadow Drive, Suite 100
Chantilly, Virginia		20151
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 988-8500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	PSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On October 23, 2026, Matt Ofilos, the Chief Financial Officer (“CFO”) of Parsons Corporation (the “Corporation”), notified the Corporation of his decision to resign from his position as Chief Financial Officer, effective November 6, 2026, to pursue another professional opportunity. Mr. Ofilos’ resignation is not the result of any disagreement with the Corporation on any matter relating to the Corporation’s operations, policies or practices.

Appointment of Interim Chief Financial Officer

On October 26, 2026, the Corporation’s board of directors appointed George Ball as the Corporation’s Interim CFO, effective November 6, 2026. Mr. Ball will continue to serve as a member of the board of directors following his appointment as Interim CFO.

Mr. Ball joined the Corporation’s board of directors in 2022 following his tenure as the Corporation’s CFO from 2008 to 2022. Biographical information regarding Mr. Ball is set forth in the Corporation’s 2026 proxy statement filed with the Securities and Exchange Commission on March 2, 2026, and such information is incorporated by reference herein. Mr. Ball does not serve on any of the committees of the board of directors of the Corporation.

As consideration for his service as Interim CFO, Mr. Ball will receive a $2,400,000 award of restricted stock units (“RSUs”) that will vest on the one-year anniversary of the award, with the final number of vested RSUs subject to pro-ration based on Mr. Ball’s actual service period as Interim CFO during the one-year vesting period. While serving as Interim CFO, Mr. Ball will continue to serve as a member of the board of directors but will not receive any additional cash or equity compensation for such service.

A copy of the Corporation’s press release regarding the CFO transition and the appointment of Mr. Ball as the Corporation’s Interim CFO is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is furnished as part of this Report pursuant to Item 7.01.

99.1 Press Release Dated October 28, 2026

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parsons Corporation

Date:	October 28, 2026	By:	/s/ John T. Martinez
John T. Martinez Chief Legal Officer and Corporate Secretary